THE MANAGERS FUNDS

MANAGERS CAPITAL APPRECIATION FUND

Supplement dated August 22, 2006 to the

Prospectus dated May 1, 2006 (as supplemented May 23, 2006 and August 14, 2006)

and the Statement of Additional Information dated May 1, 2006 (as supplemented May 23, 2006)

The following information supplements and supersedes any information to the contrary relating to the Managers Capital Appreciation Fund (the “Fund”), a series of The Managers Funds, contained in the Fund’s Prospectus dated May 1, 2006 (as supplemented May 23, 2006 and August 14, 2006) and the Statement of Additional Information dated May 1, 2006 (as supplemented May 23, 2006).

Effective September 1, 2006, the name of the Fund will change to Managers AMG Essex Large Cap Growth Fund. In connection with the Fund’s name change, as of September 1, 2006, the Fund will be subject to a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies.

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